SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (the “Sublease”) is made as of this 25th day of August, 2006 by and between Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation, whose principal business address is 17872 Cartwright Rd., Irvine, CA 92614 (“Sublandlord”) and Probe Manufacturing, Inc., a Nevada corporation, whose business address is 3050 Pullman St., Costa Mesa, CA 92626.

WITNESSETH:

WHEREAS, pursuant to the terms of a certain lease dated March 31, 2000, as amended (the “Master Lease”), Sublandlord has leased certain real estate located in the city of Lake Forest, California, more particularly described in the Master Lease, together with the buildings and other improvements thereon all commonly known as 25242 Artic Ocean Drive (collectively, the “Premises”) from Braden Court Associates, a California general partnership, (the “Landlord”); and

WHEREAS, a copy of the Master Lease is attached hereto as Exhibit “A” and incorporated herein by reference; and

WHEREAS, Subtenant wishes to sublease a portion of the Premises from Sublandlord consisting of approximately 10,000 square feet located and described on the drawing attached hereto as Exhibit “B” (the “Subleased Premises”) and Sublandlord wishes to sublease the Subleased Premises to Subtenant, on the terms and conditions stated herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in consideration of the mutual covenants herein contained, Sublandlord and Subtenant hereby agree as follows:

Table of Contents

  1.
  Rental of Subleased Premises.   Sublandlord, in consideration of the Rent to be paid and the covenants, promises and agreements to be performed by Subtenant, does hereby lease the Subleased Premises unto Subtenant and Subtenant hereby leases the Subleased Premises from Sublandlord.
  2.
  Term.   The term of this Sublease shall commence on September 1, 2006 and shall continue until the Master Lease is terminated in accordance with the terms thereof (the “Term”), unless otherwise terminated sooner or extended longer as provided herein.   Upon the expiration or termination of the term of this Sublease, Subtenant shall surrender the Subleased Premises to Sublandlord in as good condition and order as at the commencement of the Term, reasonable wear and tear excepted.
  3.
  Rent.   Subtenant shall pay to Sublandlord as Total Rent for the Subleased Premises during the Term, the monthly installments of eight thousand twenty seven ($8,027) Dollars per month ($.8027 per square foot per month), in advance, on the first day of each and every month during the Term hereof without any claim, defense, set-off or deduction whatsoever.   If Sublandlord pays higher Total Rent that $.8027 per square foot per month to it landlord, then Subtenant’s monthly rent will increase proportionately.   Moreover, Subtenant shall pay to Sublandlord as Additional Rent for the Subleased Premises during the Term hereof immediately upon demand therefore, all charges, costs, and sums required to be paid by Subtenant to Sublandlord under this Sublease.   Base Rent and Additional Rent is sometimes hereinafter collectively referred to as “Rent”.   Notwithstanding the foregoing, Subtenant’s obligation to pay the Rent shall be waived until such time that the total amount of “Rent Credits” (as defined in a certain Stock Subscription Agreement have been fully utilized by Subtenant.   Subtenant will pay Rent in cash to Sublandlord if the Stock Subscription Agrement is not consummated by September 30, 2006.
  4.
  Use of Premises.   Subtenant shall use and occupy the Subleased Premises during the term hereof for the business of manufacturing electronics and providing manufacturing services to original equipment manufacturers of industrial, automotive, semiconductor, medical, communication, military and high technology products and for no other use or purpose whatsoever.
  5.
  Taxes and Other Charges.   Subject to the last sentence of Section 3, Subtenant shall bear, pay and discharge, on or before the last day on which payment may be paid without penalty or interest, all Additional Rent due under the Master Lease and all taxes, assessments, water rents, rates and charges, sewer rents, transit taxes, charges for public or private utilities, (including electrical, water and gas) excises, levies, license and permit fees and any other impositions, charges and costs of every kind and nature whatsoever, extraordinary as well as ordinary, seen or unforeseen, and each and every installment thereof, which shall or may during the Term hereof be charged, laid, levied, assessed, imposed, become due and payable or liens upon, or arising in connection with the use, occupancy or possession, or possession of, or grow due or payable out of, or for, the Subleased Premises, or any part thereof.   If Subtenant shall fail to do so, Sublandlord may make any and all such payments and any and all such payments shall be payable to Sublandlord by Subtenant as Additional Rent.
  6.
  Master Lease Obligations.   Subtenant shall assume and does hereby assume, all of Sublandlord’s duties, responsibilities, obligations and liabilities as lessee under the Master Lease as they relate to the Subleased Premises provided that to the extent any duty with respect to the Subleased Premises is addressed both in the Master Lease and this Sublease, Subtenant shall comply with the greater of that specified in the Master Lease or Sublease and Subtenant agrees to defend, indemnify and hold harmless Sublandlord and its Affiliates (as hereinafter defined) from and against any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorney’s fees) which may be imposed upon, incurred by or asserted against Sublandlord and/or its Affiliates with respect thereto and the indemnity given hereby shall survive the expiration or termination of the Sublease.   Furthermore, Subtenant shall agree and does hereby agree to fully and faithfully observe in every respect, the rules, regulations, restrictions and limitations provided in the Master Lease concerning the Subleased Premises, if any.   Sublandlord has not assumed and does not assume any of the obligations of landlord under the Master Lease with respect to this Sublease and Sublandlord disclaims any and all responsibility and liability therefor.
  7.
  Repairs and Maintenance.   Subtenant shall, at all times during the Term, and at its sole cost and expense, keep and maintain in good order and condition, and to the satisfaction of Sublandlord, the Subleased Premises, all buildings and other improvements forming a part thereof and to make all repairs thereto and any restorations, replacements and renewals thereof, both inside and outside, structural and nonstructural, extraordinary and ordinary, seen or unforeseen, howsoever the necessity or desirability for repairs or alterations may occur, and whether or not necessitated by defects or otherwise; and shall use all reasonable precaution to prevent waste, damage or injury.
  8.
  Alterations.   Except for the “Permitted Alterations”, Subtenant shall not make any alterations, additions, modifications or improvements to the Subleased Premises without the prior written consent of Sublandlord.   Any alterations to the Subleased Premises shall become the property of Sublandlord and Landlord and shall remain upon and shall be surrendered with the Subleased Premises at the termination or expiration of this Sublease, without molestation or injury, unless Sublandlord and/or Landlord consents in writing to Subtenant’s removal of such alterations and thereupon, Subtenant repairs any damage or injury caused thereby in a good workmanlike manner.   All alterations, additions, modifications or improvements by Subtenant or the removal thereof, shall be free from all liens and encumbrances and shall be made in compliance with all applicable laws and regulations.   Subtenant hereby agrees to defend, indemnify and hold harmless, Landlord, Sublandlord and its Affiliates (as hereinafter defined) from and against any such liens, encumbrances and violations of laws and regulations and any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorney’s fees) which may be imposed upon, incurred by or asserted against Sublandlord and/or the Affiliates with respect thereto and the indemnity given hereby shall survive the termination or expiration of this Sublease.   The term “Permitted Alterations” means those alterations made to the Premises as described on Exhibit “__” attached hereto.   Subtenant agrees to remove all Permitted   Alterations prior to expiration of the Sublease and return the premises to its original condition.   Landlord approved Permitted Alterations, provided Sublandlord causes Subtenant to remove Permitted Alterations prior to the expiration of the Sublease.
  9.
  Insurance.
    A.
    Subtenant’s Insurance. During the Term hereof, Subtenant at its sole cost and expense, shall:
      (i)
       Keep all the personal property belonging to Subtenant and others located on, in or appurtenant to the Subleased Premises insured against loss or damage by perils of fire and such other risks at may be included in the broadest form of all risk or extended coverage insurance from time to time available in an amount equivalent to the insurable value on a replacement cost basis; and
      (ii)
      Provide and keep in force, comprehensive general public liability insurance against claims for personal injury, death or property damage occurring on, in or about the Subleased Premises of not less than the types, amounts and coverages required in the Master Lease or otherwise reasonably required by Sublandlord.
    B.
    Sublandlord’s Insurance.   Sublandlord shall be entitled to maintain insurance on the Premises, including the Subleased Premises, against loss or damage by perils of fire or such other risks as may be included in the broadest form of all risk or extended coverage and moreover, comprehensive general public liability insurance against claims for personal injury, death or property damage occurring on, in or about the Premises, including the Subleased Premises (collectively, the “Sublandlord’s Insurance”).   Subtenant shall pay to Sublandlord as Additional Rent, all of the costs, expenses and charges for the Sublandlord’s Insurance.
    C.
    Release and Waiver of Subrogation.   Subtenant hereby releases and discharges Sublandlord and its Affiliates (as hereinafter defined) from any and all liability and responsibility whatsoever arising from any loss, damage or injury covered by any insurance to the extent of any such insurance covering such loss, damage or injury.   Moreover, all policies of insurance shall contain either an appropriate provision under which the insurance company waives all of its rights of subrogation or an endorsement acknowledging notice that the aforesaid release and discharge has been given by Subtenant and thereby, such insurance company’s rights of subrogation, if any, have been waived.
  10.
  Personal Property.   Subtenant shall bring or keep any personal property belonging to Subtenant or others upon the Subleased Premises solely at Subtenant’s own risk of loss and Sublandlord shall not under any circumstances, have any liability or responsibility whatsoever for any damages thereto or any destruction or theft thereof.   Subtenant shall maintain a policy or policies of insurance against risk of loss from any cause whatsoever to such property to the full extent of its replacement cost as provided in this Sublease.   Moreover, Subtenant hereby releases and discharges Sublandlord and its Affiliates (as hereinafter defined) from any and all liability and responsibility whatsoever for any loss, damage, destruction, injury of whatsoever nature to any such property.   Subtenant hereby agrees to defend, indemnify and hold harmless Sublandlord and its Affiliates, from and against any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorneys’ fees) which may be imposed upon, incurred by or asserted against Sublandlord and/or its Affiliates with respect thereto and the indemnity given hereby shall survive the termination or expiration of this Sublease.
  11.
  Hazardous Substances.   Subtenant agrees that during the Term hereof, no dangerous, toxic or hazardous substances or any flammable, explosive, radioactive material, hazardous waste, friable asbestos or any material containing asbestos, toxic substances or otherwise hazardous substance, material or waste, (including, without limitation, substances now or hereafter defined or known as “hazardous substances”, “hazardous materials”, “hazardous wastes” or “toxic substances” under any applicable federal, state or local law, code, rule, regulation or ordinance, presently in effect or hereunder enacted), will be brought, used or disposed on the Subleased Premises and moreover, that Subtenant shall use and operate the Subleased Premises in full compliance with any and all applicable federal, state or local law, code, rule, regulation or ordinance, presently in effect or hereafter enacted.   Subtenant hereby agrees to defend, indemnify and hold harmless Sublandlord and its Affiliates, from and against any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorney’s fees) which may be imposed upon, incurred by, or asserted against any of them occurring, arising, accruing or originating on or account of any breach of any covenant made in this Paragraph.   Without limiting the generality of the foregoing, this covenant of indemnification shall include (but not be limited to) all costs incurred by Sublandlord in connection with the investigation of any such substance or material, the preparation of any feasibility studies, and the performance of any clean-up, remediation, removal or restoration required by any federal, state or local governmental agency or political subdivision.   The indemnity given hereby shall survive the termination of this Sublease.
  12.
  Assignment and Subletting.   Subtenant shall not assign or in any manner transfer this Sublease or any estate or any interest herein, or hypothecate or mortgage the same or further sublet the Subleased Premises or any part thereof (“Transfer”) without the prior written consent of Sublandlord.   Any Transfer by Subtenant without said written consent shall give Sublandlord the right to terminate this Sublease immediately and re-enter and repossess the Subleased Premises.   The consent by Sublandlord to one or more Transfers shall not operate to exhaust Sublandlord’s right to Rent nor shall the acceptance of any rent from any assignee, subtenant or occupant of the Subleased Premises constitute a release of Subtenant from the obligations and covenants contained in this Sublease.   In the event of a Transfer by Subtenant with or without Sublandlord’s consent, Subtenant shall remain fully liable under this Sublease.   In the event of a Transfer by Subtenant with or without Sublandlord’s consent, all rent, sums of money or other economic consideration or compensation received or to be received by Subtenant, which exceeds, in the aggregate, the amount of Rent which Subtenant is obligated to pay Sublandlord under this Sublease, shall be payable to Sublandlord without affecting or reducing any obligations of Subtenant hereunder.
  13.
  Damage or Destruction.   If any part of the Subleased Premises is damaged or destroyed by fire or other casualty or loss, Sublandlord shall have the right to either terminate this Sublease without any liability or responsibility therefor, or at its option, repair, rebuild or restore the damaged or destroyed Subleased Premises with reasonable diligence if the proceeds of insurance are available therefor and during such period of repair and rebuilding, the Base Rent of the Subtenant shall be apportioned and abated to the extent of the loss of the Subleased Premises so damaged or destroyed.
  14.
  Eminent Domain.   In the event the Subleased Premises are taken by any public authority under the power of eminent domain or similar right, then Sublandlord may terminate this Sublease in its entirety without any liability or responsibility therefor, or at its option, this Sublease shall be terminated to the extent of the Subleased Premises so taken and thereupon, the Base Rent shall be apportioned and abated to the extent of the Subleased Premises so taken.
  15.
  Default.   The following shall constitute a Default under this Sublease:
    A.
    The failure to pay when due, any Base Rent or Additional Rent, which failure remains uncured for a period of ten (10) days following the date such was due;
    B.
     Subtenant has attempted to assign or sublet the Subleased Premises or taken any other action requiring the consent of Sublandlord without receiving such consent;
    C.
    An event of bankruptcy or insolvency with respect to Subtenant or any guarantor has occurred;
    D.
    Subtenant has committed waste;
    E.
    Subtenant has failed to perform or breached any covenant in this Sublease concerning “Hazardous Substances”;
    F.
    Subtenant has abandoned or vacated the Subleased Premises;
    G.
    The failure to perform or breach of any of the other terms and conditions under this Sublease, and such failure remains uncured for ten (10) days following notice thereof; or
    H.
    The failure to perform or breach of or any of the terms and conditions under the Master Lease which Subtenant is required to perform and such failure remains uncured for ten (10) days following written notice of such default.
  16.
  Remedies Upon Default.   In the event of any Default, Sublandlord shall, in addition to having all of its other rights and remedies under this Sublease and the rights and remedies of a lessor under the Master Lease, or permitted in law or equity, have the right to immediate possession of the Subleased Premises. Upon any Default, Sublandlord, at its option, may either terminate this Sublease, with written notice, or without terminating this Sublease and with or without notice, re-enter and re-let the Subleased Premises or any part thereof on such terms and conditions as Sublandlord deems advisable in its sole discretion.   The proceeds of any such re-letting shall be applied:
    A.
    First, to the payment of any indebtedness of Subtenant to Sublandlord other than Rent;
    B.
    Second, to the payment of any reasonable costs of such re-letting including the cost of any reasonable alterations and repairs to the Subleased Premises, brokerage fees and expenses, advertising expenses, inspection fees and attorneys fees;
    C.
    Third, to the payment of Rent due and unpaid hereunder;
    D.
     Fourth, to any damages, costs and expenses incurred by Sublandlord as a result of the Default; and
    E.
    The residue, if any, shall be held by Sublandlord and applied in payment of future Rent as the same may become due and payable hereunder.
  17.
  Rights of Sublandlord Under Master Lease; Cumulative Remedies and Waivers.   In addition to the other rights and remedies Sublandlord may have under this Sublease or at law or in equity, Sublandlord shall have and enjoy all of the rights and remedies with respect to Subtenant and the Subleased Premises as the lessor to Subtenant thereof as the Landlord has with respect to Sublandlord and the Premises under the Master Lease.   Moreover, each and every right, remedy and benefit provided by this Sublease, the Master Lease and at law or in equity shall be cumulative and shall not be exclusive of any other right, remedy or benefit.   Any and all of these remedies may be exercised jointly or severally without constituting an election of remedies.   Furthermore, one or more waivers by Sublandlord of any term or condition hereunder or any default by Subtenant shall not be construed as a waiver of such term or condition or a waiver of a default in the future or any subsequent default for the same cause.   In addition, any consent or approval given to Subtenant under this Sublease shall not constitute a consent or approval of any similar act or request made by Subtenant later.
  18.
  General Indemnification.   Subtenant hereby agrees to defend, indemnify and hold harmless Sublandlord and its Affiliates (as hereinafter defined) from and against any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorney’s fees) whatsoever pertaining to or arising out of any failure or asserted failure of Subtenant to perform any of the agreements, terms, covenants or conditions of this Sublease on Subtenant’s part to be performed; the breach of any representation or warranty; or the condition, occupation, maintenance, alteration, repair, use or operation of the Subleased Premises.   The indemnity provided hereby shall survive the termination or expiration of this Sublease.
  19.
  No Recourse to Sublandlord.   If Sublandlord shall fail to perform any covenant, term or condition of this Sublease upon its part to be performed, and if as a consequence of such an event, Subtenant shall recover a money judgment against Sublandlord, said judgment shall be satisfied only out of the proceeds of the sale received by execution of such judgment and levied thereon against the right, title and interest of Sublandlord in the Subleased Premises or the Master Lease or out of the consideration received by Sublandlord from the sale or other disposition of all or any part of Sublandlord’s right, title and interest in the Subleased Premises or the Master Lease and Sublandlord shall not be liable for any deficiency, nor shall any other property or leasehold of Sublandlord be subject to execution.   Subtenant shall not have any right of recourse against Sublandlord beyond this extent for any claim, suit, liability, damage, loss, cost or expense (including attorney’s fees) arising from or which may arise from this Sublease and the subject matter hereof and Sublandlord shall have no liability therefor.
  20.
  Subordination to Master Lease and Landlord.   Subtenant hereby acknowledges and agrees that this Sublease, Subtenant’s rights hereunder and in the Subleased Premises are subject to, subordinate to, conditioned, and contingent upon the Master Lease, Landlords interest therein and in the Premises (including, the Subleased Premises).
  21.
  Entire Agreement.   This Sublease and the exhibits attached hereto and forming a part hereof, set forth all of the covenants, agreements, stipulations, promises, conditions, understandings and representations between the parties hereto concerning the subject matter hereof.
  22.
  Modification.   This Sublease shall not be modified or amended in whole or in part unless by a writing signed by the parties.
  23.
  Notices.   Any notices or demand required or permitted under this Sublease shall be given in writing or delivered personally to such parties last known address.
  24.
  Severability.   If any one or more of the provisions contained in this Sublease shall be determined by a court of competent jurisdiction to be illegal and in conflict with any applicable law, the validity of the remaining portions of provisions hereof will not be affected thereby or in any way impaired.
  25.
  Governing Law.   The terms and condition of this Sublease shall be governed by and construed in accordance with the laws of the State of California.
  26.
  Binding Effect.   This Sublease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.
  27.
  Definition of “Affiliate”.   For purposes of this Sublease, the term “Affiliate” when used herein shall mean and include all of the owners, officers, directors, employees and agents of Sublandlord.

1.

Rental of Subleased Premises.  Sublandlord, in consideration of the Rent to be paid and the covenants, promises and agreements to be performed by Subtenant, does hereby lease the Subleased Premises unto Subtenant and Subtenant hereby leases the Subleased Premises from Sublandlord.

2.

Term.  The term of this Sublease shall commence on September 1, 2006 and shall continue until the Master Lease is terminated in accordance with the terms thereof (the “Term”), unless otherwise terminated sooner or extended longer as provided herein.  Upon the expiration or termination of the term of this Sublease, Subtenant shall surrender the Subleased Premises to Sublandlord in as good condition and order as at the commencement of the Term, reasonable wear and tear excepted.

3.

Rent.  Subtenant shall pay to Sublandlord as Total Rent for the Subleased Premises during the Term, the monthly installments of eight thousand twenty seven ($8,027) Dollars per month ($.8027 per square foot per month), in advance, on the first day of each and every month during the Term hereof without any claim, defense, set-off or deduction whatsoever.  If Sublandlord pays higher Total Rent that $.8027 per square foot per month to it landlord, then Subtenant’s monthly rent will increase proportionately.  Moreover, Subtenant shall pay to Sublandlord as Additional Rent for the Subleased Premises during the Term hereof immediately upon demand therefore, all charges, costs, and sums required to be paid by Subtenant to Sublandlord under this Sublease.  Base Rent and Additional Rent is sometimes hereinafter collectively referred to as “Rent”.  Notwithstanding the foregoing, Subtenant’s obligation to pay the Rent shall be waived until such time that the total amount of “Rent Credits” (as defined in a certain Stock Subscription Agreement have been fully utilized by Subtenant.  Subtenant will pay Rent in cash to Sublandlord if the Stock Subscription Agrement is not consummated by September 30, 2006.

4.

Use of Premises.  Subtenant shall use and occupy the Subleased Premises during the term hereof for the business of manufacturing electronics and providing manufacturing services to original equipment manufacturers of industrial, automotive, semiconductor, medical, communication, military and high technology products and for no other use or purpose whatsoever.

5.

Taxes and Other Charges.  Subject to the last sentence of Section 3, Subtenant shall bear, pay and discharge, on or before the last day on which payment may be paid without penalty or interest, all Additional Rent due under the Master Lease and all taxes, assessments, water rents, rates and charges, sewer rents, transit taxes, charges for public or private utilities, (including electrical, water and gas) excises, levies, license and permit fees and any other impositions, charges and costs of every kind and nature whatsoever, extraordinary as well as ordinary, seen or unforeseen, and each and every installment thereof, which shall or may during the Term hereof be charged, laid, levied, assessed, imposed, become due and payable or liens upon, or arising in connection with the use, occupancy or possession, or possession of, or grow due or payable out of, or for, the Subleased Premises, or any part thereof.  If Subtenant shall fail to do so, Sublandlord may make any and all such payments and any and all such payments shall be payable to Sublandlord by Subtenant as Additional Rent.

6.

Master Lease Obligations.  Subtenant shall assume and does hereby assume, all of Sublandlord’s duties, responsibilities, obligations and liabilities as lessee under the Master Lease as they relate to the Subleased Premises provided that to the extent any duty with respect to the Subleased Premises is addressed both in the Master Lease and this Sublease, Subtenant shall comply with the greater of that specified in the Master Lease or Sublease and Subtenant agrees to defend, indemnify and hold harmless Sublandlord and its Affiliates (as hereinafter defined) from and against any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorney’s fees) which may be imposed upon, incurred by or asserted against Sublandlord and/or its Affiliates with respect thereto and the indemnity given hereby shall survive the expiration or termination of the Sublease.  Furthermore, Subtenant shall agree and does hereby agree to fully and faithfully observe in every respect, the rules, regulations, restrictions and limitations provided in the Master Lease concerning the Subleased Premises, if any.  Sublandlord has not assumed and does not assume any of the obligations of landlord under the Master Lease with respect to this Sublease and Sublandlord disclaims any and all responsibility and liability therefor.

7.

Repairs and Maintenance.  Subtenant shall, at all times during the Term, and at its sole cost and expense, keep and maintain in good order and condition, and to the satisfaction of Sublandlord, the Subleased Premises, all buildings and other improvements forming a part thereof and to make all repairs thereto and any restorations, replacements and renewals thereof, both inside and outside, structural and nonstructural, extraordinary and ordinary, seen or unforeseen, howsoever the necessity or desirability for repairs or alterations may occur, and whether or not necessitated by defects or otherwise; and shall use all reasonable precaution to prevent waste, damage or injury.

8.

Alterations.  Except for the “Permitted Alterations”, Subtenant shall not make any alterations, additions, modifications or improvements to the Subleased Premises without the prior written consent of Sublandlord.  Any alterations to the Subleased Premises shall become the property of Sublandlord and Landlord and shall remain upon and shall be surrendered with the Subleased Premises at the termination or expiration of this Sublease, without molestation or injury, unless Sublandlord and/or Landlord consents in writing to Subtenant’s removal of such alterations and thereupon, Subtenant repairs any damage or injury caused thereby in a good workmanlike manner.  All alterations, additions, modifications or improvements by Subtenant or the removal thereof, shall be free from all liens and encumbrances and shall be made in compliance with all applicable laws and regulations.  Subtenant hereby agrees to defend, indemnify and hold harmless, Landlord, Sublandlord and its Affiliates (as hereinafter defined) from and against any such liens, encumbrances and violations of laws and regulations and any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorney’s fees) which may be imposed upon, incurred by or asserted against Sublandlord and/or the Affiliates with respect thereto and the indemnity given hereby shall survive the termination or expiration of this Sublease.  The term “Permitted Alterations” means those alterations made to the Premises as described on Exhibit “__” attached hereto.  Subtenant agrees to remove all Permitted  Alterations prior to expiration of the Sublease and return the premises to its original condition.  Landlord approved Permitted Alterations, provided Sublandlord causes Subtenant to remove Permitted Alterations prior to the expiration of the Sublease.

9.

Insurance.

A.

Subtenant’s Insurance. During the Term hereof, Subtenant at its sole cost and expense, shall:

(i)

 Keep all the personal property belonging to Subtenant and others located on, in or appurtenant to the Subleased Premises insured against loss or damage by perils of fire and such other risks at may be included in the broadest form of all risk or extended coverage insurance from time to time available in an amount equivalent to the insurable value on a replacement cost basis; and

(ii)

Provide and keep in force, comprehensive general public liability insurance against claims for personal injury, death or property damage occurring on, in or about the Subleased Premises of not less than the types, amounts and coverages required in the Master Lease or otherwise reasonably required by Sublandlord.

All such insurance will be carried in favor of Landlord, Sublandlord, Subtenant and the Mortgagee of any and all of them, as their respective interests may appear.  All such insurance shall be taken in company’s licensed to do business in the state in which the Subleased Premises are located and rated “A” or better by the Best’s Insurance Rating Service and all of the policies or certificates therefor shall at all times be held by Sublandlord.  All such policies shall be nonassessable and shall require thirty (30) days prior written notice to Sublandlord of any cancellation, termination or modification thereof which may affect Sublandlord’s rights thereunder.

B.

Sublandlord’s Insurance.  Sublandlord shall be entitled to maintain insurance on the Premises, including the Subleased Premises, against loss or damage by perils of fire or such other risks as may be included in the broadest form of all risk or extended coverage and moreover, comprehensive general public liability insurance against claims for personal injury, death or property damage occurring on, in or about the Premises, including the Subleased Premises (collectively, the “Sublandlord’s Insurance”).  Subtenant shall pay to Sublandlord as Additional Rent, all of the costs, expenses and charges for the Sublandlord’s Insurance.

C.

Release and Waiver of Subrogation.  Subtenant hereby releases and discharges Sublandlord and its Affiliates (as hereinafter defined) from any and all liability and responsibility whatsoever arising from any loss, damage or injury covered by any insurance to the extent of any such insurance covering such loss, damage or injury.  Moreover, all policies of insurance shall contain either an appropriate provision under which the insurance company waives all of its rights of subrogation or an endorsement acknowledging notice that the aforesaid release and discharge has been given by Subtenant and thereby, such insurance company’s rights of subrogation, if any, have been waived.

10.

Personal Property.  Subtenant shall bring or keep any personal property belonging to Subtenant or others upon the Subleased Premises solely at Subtenant’s own risk of loss and Sublandlord shall not under any circumstances, have any liability or responsibility whatsoever for any damages thereto or any destruction or theft thereof.  Subtenant shall maintain a policy or policies of insurance against risk of loss from any cause whatsoever to such property to the full extent of its replacement cost as provided in this Sublease.  Moreover, Subtenant hereby releases and discharges Sublandlord and its Affiliates (as hereinafter defined) from any and all liability and responsibility whatsoever for any loss, damage, destruction, injury of whatsoever nature to any such property.  Subtenant hereby agrees to defend, indemnify and hold harmless Sublandlord and its Affiliates, from and against any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorneys’ fees) which may be imposed upon, incurred by or asserted against Sublandlord and/or its Affiliates with respect thereto and the indemnity given hereby shall survive the termination or expiration of this Sublease.

11.

Hazardous Substances.  Subtenant agrees that during the Term hereof, no dangerous, toxic or hazardous substances or any flammable, explosive, radioactive material, hazardous waste, friable asbestos or any material containing asbestos, toxic substances or otherwise hazardous substance, material or waste, (including, without limitation, substances now or hereafter defined or known as “hazardous substances”, “hazardous materials”, “hazardous wastes” or “toxic substances” under any applicable federal, state or local law, code, rule, regulation or ordinance, presently in effect or hereunder enacted), will be brought, used or disposed on the Subleased Premises and moreover, that Subtenant shall use and operate the Subleased Premises in full compliance with any and all applicable federal, state or local law, code, rule, regulation or ordinance, presently in effect or hereafter enacted.  Subtenant hereby agrees to defend, indemnify and hold harmless Sublandlord and its Affiliates, from and against any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorney’s fees) which may be imposed upon, incurred by, or asserted against any of them occurring, arising, accruing or originating on or account of any breach of any covenant made in this Paragraph.  Without limiting the generality of the foregoing, this covenant of indemnification shall include (but not be limited to) all costs incurred by Sublandlord in connection with the investigation of any such substance or material, the preparation of any feasibility studies, and the performance of any clean-up, remediation, removal or restoration required by any federal, state or local governmental agency or political subdivision.  The indemnity given hereby shall survive the termination of this Sublease.

12.

Assignment and Subletting.  Subtenant shall not assign or in any manner transfer this Sublease or any estate or any interest herein, or hypothecate or mortgage the same or further sublet the Subleased Premises or any part thereof (“Transfer”) without the prior written consent of Sublandlord.  Any Transfer by Subtenant without said written consent shall give Sublandlord the right to terminate this Sublease immediately and re-enter and repossess the Subleased Premises.  The consent by Sublandlord to one or more Transfers shall not operate to exhaust Sublandlord’s right to Rent nor shall the acceptance of any rent from any assignee, subtenant or occupant of the Subleased Premises constitute a release of Subtenant from the obligations and covenants contained in this Sublease.  In the event of a Transfer by Subtenant with or without Sublandlord’s consent, Subtenant shall remain fully liable under this Sublease.  In the event of a Transfer by Subtenant with or without Sublandlord’s consent, all rent, sums of money or other economic consideration or compensation received or to be received by Subtenant, which exceeds, in the aggregate, the amount of Rent which Subtenant is obligated to pay Sublandlord under this Sublease, shall be payable to Sublandlord without affecting or reducing any obligations of Subtenant hereunder.

13.

Damage or Destruction.  If any part of the Subleased Premises is damaged or destroyed by fire or other casualty or loss, Sublandlord shall have the right to either terminate this Sublease without any liability or responsibility therefor, or at its option, repair, rebuild or restore the damaged or destroyed Subleased Premises with reasonable diligence if the proceeds of insurance are available therefor and during such period of repair and rebuilding, the Base Rent of the Subtenant shall be apportioned and abated to the extent of the loss of the Subleased Premises so damaged or destroyed.

14.

Eminent Domain.  In the event the Subleased Premises are taken by any public authority under the power of eminent domain or similar right, then Sublandlord may terminate this Sublease in its entirety without any liability or responsibility therefor, or at its option, this Sublease shall be terminated to the extent of the Subleased Premises so taken and thereupon, the Base Rent shall be apportioned and abated to the extent of the Subleased Premises so taken.

15.

Default.  The following shall constitute a Default under this Sublease:

A.

The failure to pay when due, any Base Rent or Additional Rent, which failure remains uncured for a period of ten (10) days following the date such was due;

B.

 Subtenant has attempted to assign or sublet the Subleased Premises or taken any other action requiring the consent of Sublandlord without receiving such consent;

C.

An event of bankruptcy or insolvency with respect to Subtenant or any guarantor has occurred;

D.

Subtenant has committed waste;

E.

Subtenant has failed to perform or breached any covenant in this Sublease concerning “Hazardous Substances”;

F.

Subtenant has abandoned or vacated the Subleased Premises;

G.

The failure to perform or breach of any of the other terms and conditions under this Sublease, and such failure remains uncured for ten (10) days following notice thereof; or

H.

The failure to perform or breach of or any of the terms and conditions under the Master Lease which Subtenant is required to perform and such failure remains uncured for ten (10) days following written notice of such default.

16.

Remedies Upon Default.  In the event of any Default, Sublandlord shall, in addition to having all of its other rights and remedies under this Sublease and the rights and remedies of a lessor under the Master Lease, or permitted in law or equity, have the right to immediate possession of the Subleased Premises. Upon any Default, Sublandlord, at its option, may either terminate this Sublease, with written notice, or without terminating this Sublease and with or without notice, re-enter and re-let the Subleased Premises or any part thereof on such terms and conditions as Sublandlord deems advisable in its sole discretion.  The proceeds of any such re-letting shall be applied:

A.

First, to the payment of any indebtedness of Subtenant to Sublandlord other than Rent;

B.

Second, to the payment of any reasonable costs of such re-letting including the cost of any reasonable alterations and repairs to the Subleased Premises, brokerage fees and expenses, advertising expenses, inspection fees and attorneys fees;

C.

Third, to the payment of Rent due and unpaid hereunder;

D.

 Fourth, to any damages, costs and expenses incurred by Sublandlord as a result of the Default; and

E.

The residue, if any, shall be held by Sublandlord and applied in payment of future Rent as the same may become due and payable hereunder.

Should the proceeds of such re-letting during any month be less than the Base Rent or Additional Rent required hereunder, then Subtenant shall during such month pay such deficiency to Sublandlord upon demand.

In the event Sublandlord elects to terminate this Sublease, then Sublandlord shall have the right to accelerate all of the Rent due hereunder for the balance of the Term of this Sublease and Subtenant shall forthwith pay the Sublandlord upon demand, as liquidated damages, the deficiency between the amount of said accelerated Rent and the proceeds of re-letting, if any, for what would have otherwise constituted the balance of the Term or the reasonable rent of value of the Subleased Premises for such balance of the Term if the Subleased Premises are not re-let by Sublandlord within thirty (30) days following the Default.  In computing such liquidated damages, there shall be added to such deficiency, any expenses incurred in connection with obtaining possession of the Subleased Premises and re-letting the Subleased Premises, whether such re-letting is successful or not, which expenses include but are not limited to attorney’s fees, brokerage fees and expenses, advertising expenses, reasonable alterations and repairs to the Subleased Premises, and inspection fees.

Whether or not Sublandlord terminates this Sublease because of a Default, Sublandlord shall have no liability or responsibility in any way whatsoever for its failure to re-let the Subleased Premises or, in the event of re-letting, for its failure to collect the rent under such re-letting.  The failure of Sublandlord to re-let the Subleased Premises or any part thereof shall not release or effect Subtenant’s liability for rent or damages.

In addition to the foregoing rights and remedies, Sublandlord shall have and enjoy all of the rights and remedies under the laws of the State of Michigan and the laws of the state in which the Subleased Premises are located.

17.

Rights of Sublandlord Under Master Lease; Cumulative Remedies and Waivers.  In addition to the other rights and remedies Sublandlord may have under this Sublease or at law or in equity, Sublandlord shall have and enjoy all of the rights and remedies with respect to Subtenant and the Subleased Premises as the lessor to Subtenant thereof as the Landlord has with respect to Sublandlord and the Premises under the Master Lease.  Moreover, each and every right, remedy and benefit provided by this Sublease, the Master Lease and at law or in equity shall be cumulative and shall not be exclusive of any other right, remedy or benefit.  Any and all of these remedies may be exercised jointly or severally without constituting an election of remedies.  Furthermore, one or more waivers by Sublandlord of any term or condition hereunder or any default by Subtenant shall not be construed as a waiver of such term or condition or a waiver of a default in the future or any subsequent default for the same cause.  In addition, any consent or approval given to Subtenant under this Sublease shall not constitute a consent or approval of any similar act or request made by Subtenant later.

18.

General Indemnification.  Subtenant hereby agrees to defend, indemnify and hold harmless Sublandlord and its Affiliates (as hereinafter defined) from and against any and all claims, suits, liabilities, damages, penalties, losses, costs or expenses (including attorney’s fees) whatsoever pertaining to or arising out of any failure or asserted failure of Subtenant to perform any of the agreements, terms, covenants or conditions of this Sublease on Subtenant’s part to be performed; the breach of any representation or warranty; or the condition, occupation, maintenance, alteration, repair, use or operation of the Subleased Premises.  The indemnity provided hereby shall survive the termination or expiration of this Sublease.

19.

No Recourse to Sublandlord.  If Sublandlord shall fail to perform any covenant, term or condition of this Sublease upon its part to be performed, and if as a consequence of such an event, Subtenant shall recover a money judgment against Sublandlord, said judgment shall be satisfied only out of the proceeds of the sale received by execution of such judgment and levied thereon against the right, title and interest of Sublandlord in the Subleased Premises or the Master Lease or out of the consideration received by Sublandlord from the sale or other disposition of all or any part of Sublandlord’s right, title and interest in the Subleased Premises or the Master Lease and Sublandlord shall not be liable for any deficiency, nor shall any other property or leasehold of Sublandlord be subject to execution.  Subtenant shall not have any right of recourse against Sublandlord beyond this extent for any claim, suit, liability, damage, loss, cost or expense (including attorney’s fees) arising from or which may arise from this Sublease and the subject matter hereof and Sublandlord shall have no liability therefor.

20.

Subordination to Master Lease and Landlord.  Subtenant hereby acknowledges and agrees that this Sublease, Subtenant’s rights hereunder and in the Subleased Premises are subject to, subordinate to, conditioned, and contingent upon the Master Lease, Landlords interest therein and in the Premises (including, the Subleased Premises).

21.

Entire Agreement.  This Sublease and the exhibits attached hereto and forming a part hereof, set forth all of the covenants, agreements, stipulations, promises, conditions, understandings and representations between the parties hereto concerning the subject matter hereof.

22.

Modification.  This Sublease shall not be modified or amended in whole or in part unless by a writing signed by the parties.

23.

Notices.  Any notices or demand required or permitted under this Sublease shall be given in writing or delivered personally to such parties last known address.

24.

Severability.  If any one or more of the provisions contained in this Sublease shall be determined by a court of competent jurisdiction to be illegal and in conflict with any applicable law, the validity of the remaining portions of provisions hereof will not be affected thereby or in any way impaired.

25.

Governing Law.  The terms and condition of this Sublease shall be governed by and construed in accordance with the laws of the State of California.

26.

Binding Effect.  This Sublease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

27.

Definition of “Affiliate”.  For purposes of this Sublease, the term “Affiliate” when used herein shall mean and include all of the owners, officers, directors, employees and agents of Sublandlord.

IN WITNESS WHEREOF, the parties hereto have executed this Sublease on the day and year first above written.

In the Presence of:

“Sublandlord”

By:

Its:

“Subtenant”

By:

Its:

CONSENT OF LANDLORD

The undersigned Landlord under the above referenced Master Lease hereby consents to the foregoing Sublease.  However, this consent shall not release lessee of any or all of the obligations under the Master Lease and Sublandlord shall remain obligated thereafter notwithstanding this consent or the subleasing of the subject premises.  Landlord approves Permitted Alterations, subject to Sublandlord and Subtenant removing Permitted Alterations prior to the expiration of the Sublease.

By:

Dated:

Its:

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